Morgan Stanley Global Electricity & Energy Conference C. John Wilder Chairman and CEO March 15, 2006 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings. In addition to the risks and uncertainties set forth in the company's SEC filings, the forward-looking statements in this presentation could be affected by actions of rating agencies, delays in implementing any future price-to-beat fuel factor adjustments, the ability of the company to attract and retain profitable customers, changes in demand for electricity, the impact of weather, changes in wholesale electricity prices or energy commodity prices, the ability of the company to implement the initiatives that are part of its performance improvement program and growth strategy, and the terms under which the company executes those initiatives, and the decisions made and actions taken as a result of the company’s financial and growth strategies.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix of the printed version of the slides and the version included on the company’s website at www.txucorp.com under Investor Resources/Presentations.

TXU Investment Thesis
Financial
Performance
Financial outlook
Long-term sources and uses of cash
Future earnings growth potential
TXU Today
Core advantaged businesses
Business objectives
Texas Retail
Market
Benefits of competition
TXU retail strategy
TXU retail value proposition
Key Risks
Gas price and heat rate exposure
Impact of churn
New Build
Strategy
New build development options
TXU structural advantages
Build economics and market impacts

TXU’s Core Businesses Are Structurally Advantaged
Across The Entire Value Chain
TXU Power
Generation
2
nd
largest U.S.
deregulated
output
Access to low
cost lignite
reserves
63 TWh of
baseload
production in a
gas on the margin
market
TXU Electric Delivery
Transmission
and Distribution
6
th
largest U.S. T&D
company
Top quartile costs
and reliability
High growth NERC
region (2.0%)
Efficient capital
recovery
No commodity
exposure
No retail customers
TXU Energy
Retail
Large scale
competitive
retailer
Loyal customer
base
Strong brand
recognition
Superior service
Wholesale
TXU Wholesale
Access to largest
ERCOT
generation fleet
Access to largest
ERCOT retail
position
Incumbent
expertise in
regulatory
advocacy and
market design
TXU Competitive Business TXU Regulated Business

Our Long Term Objectives
1. Drive 3-5% annual improvement in reliability, efficiency, and service through our power, electric delivery, and retail operations
2. Grow the Texas baseload power generation portfolio organically by 25-
50% through the development of clean coal power plants
3. Maintain our residential market share throughout Texas by profitably gaining customers outside of North Texas and providing innovative products and services to customers state-wide
4. Leverage superior baseload operations, construction expertise, and structuring skills to build a high-quality solid-fuel generation business in other competitive U.S. wholesale markets
5. Continue to enhance our business through building strong management, ensuring our financial risk profile is commensurate with our business risk profile

TXU Investment Thesis
Financial
Performance
Financial outlook
Long-term sources and uses of cash
Future earnings growth potential
TXU Today
Texas Retail
Market
Benefits of competition
TXU retail strategy
TXU retail value proposition
Key Risks
Gas price and heat rate exposure
Impact of churn
New Build
Strategy
New build development options
TXU structural advantages
Build economics and market impacts
Core advantaged businesses
Business objectives

Competition Has Spurred Massive Generation Investment
Leading To A Significant Increase In Market Efficiency…
…Led to a more efficient
market with lower heat rates…
99-05; MMBtu/MWh
The efficiency improvement would be similar to
improving average automobile gas mileage from 20 mpg to 35 mpg
1 Based on 07 natural gas price of $9.48/MMBtu (NYMEX forward curve as of 3/13/06)
26
6
90-97 98-04
333%
ERCOT capacity additions…
90-04; GW
8.2
14.2
99 05
42%
78
135
99 05
…And lower wholesale
prices¹
99-05; $/MWh
42%

Net incumbent switch rates
Jan 06; Percent of load
74 75
30
7
19
Net residential incumbent switch rates
Sep 05-Jan 06; Percent of load¹
30
7
9
3 3
0.4 0.03
TX MA NY DC PA CT MD OH CA NJ
3
2
1
1 Texas data as of 1/31/06 per ERCOT; NJ as of 12/31/05 from NJ Board of Public Utilities; PA as of 10/1/05 from Nov/Dec 05 KEMA Retail Energy Foresight Report ;
data for other states from Jan/Feb 06 KEMA Retail Energy Foresight Report and ranges from 9/30/05-1/1/06. Ohio excludes load attributable to municipal aggregation.
Source:  KEMA, FCC, CERA, NJ Board of Public Utilities, Ohio PUC, ERCOT, Texas PUC 2003 Scope of Competition Data Responses
ERCOT retail switching
LCI
SMB Residential
TX Local
phone after 4
years
Long
distance
after 4 years
…And To Significant Switching, Making Texas The Only
Functioning Competitive Retail Market
4.3X local phone
1.6X long distance
“I know of no
society that has
been marked by a
large measure of
political freedom,
and that has not
also used
something
comparable to a
free market to
organize the bulk
of economic
activity.“
Milton Friedman
10X the nine state
average

The Texas PUC Concluded That Deregulation Has
Delivered Significant Consumer Savings
107
88
North Texas average electricity prices
1
02-05; $/MWh
1
All prices are average yearly prices for residential customers using 1,000 kWh per month
Sources: PUCT Legislative Report dated February 3, 2006; CERA Special Report: “Beyond the Crossroads” 2005
The PUC found that an average residential customer could have saved $800 in the Dallas area and $1,450 in the Houston area
More than 80% of Texas households support electric competition
CERA found, across the U.S., residential electric customers saved approximately $34 billion as a result of deregulation
Estimated
regulated
price
Best
competitive
price
91
125
South Texas average electricity prices
1
02-05; $/MWh
Estimated
regulated
price
Best
competitive
price
18% 27%

To become the
leader in
competitive retail
electricity
Continue to provide
innovation and
superior service
in core market
Aggressively enter
new markets in
ERCOT
Opportunistically
enter Ex-ERCOT retail
markets
1
3
2
TXU Is Executing A Robust Retail Strategy In This Unique
Competitive Market
Objective:
Strategies:
Volatile commodity
markets
Lower brand
recognition
Higher margins ex
North Texas
Lower cost structure
No true competitive
retail markets outside
of ERCOT
Head start in retail
electric marketing
experience
Need for innovation
Competitor behavior
Challenges
Strong customer
experience
Superior service
Advantages

TXU Is Advantaged Relative To Competitors Along A
Number Of Critical Value Dimensions
0
20
40
60
80
100
Competitive
rates
Innovation Customer
service
Brand
1 Percentage of customers stating agreement (strongly and somewhat) for TXU and other major competitor.  Attacker retailer information is management estimate
Low cost
to serve
TXU
Other Major
Incumbent
Attackers
1 2 3 4 5
Customer value¹
06; Percent
Value dimensions
TXU is focused on establishing superior performance
against the key value dimensions

145
150
164
176
191
16
18
23
34
40
# 1: North Texas Has A More Competitive Rate Structure
Than Other Parts Of Texas
1
Based on average customer usage of 12,000 kWh/yr. with PUC-approved residential load profile; net margin defined as un-discounted PTB rate – cost of energy (avg. NYMEX 12 mo.
Strip(3/13/06) x 7.8 heat rate x assumed 27.5% adders– avg. wires cost - SG&A of $6.50/MWh, bad debt of 1.3%, Other taxes of 1.75% and hedging/credit costs of $2.00/MWh
2
Includes full implementation of most recent PTB agreement
Incumbent economics by territory¹
March 06; $/MWh
Incumbent net
margin (%)
Average attacker
discount (%)
TXU has one of the lowest incumbent prices in Texas, the lowest incumbent net margins, and the tightest competitive economics
11 12 14 19 21
4 6 9 15 14
Price Net
margin
TNMP
Price Net
margin
TXU
Price Net
margin
CNP²
Price Net
margin
CPL²
Price Net
margin
WTU²
Total market
(Thousands of
customers)
180 2,570 1,720 630 150

Choice of
flexible price
and term
options
# 2:  TXU Is Taking The Lead In Developing Innovative
Product Solutions For Key Customer Needs
Customer
need
Product
examples
Customer
preferences
Price protection
Maximize
savings
No contracts
Reduce high
seasonal bills
Control over
how and when
to use energy
Energy
efficiency
Conservation
Guard
against
disruptions
Maintain
comfort
“Always-on”
electricity
Specialized
customer
service
Loyalty benefits
Service bundles
“Green” energy
Added value
beyond
electrons
Understand
and control
over energy
usage
Increased
customer
service
In-home Usage
Monitor
Time of Use
Pricing
Whole-House
Surge
Protection
Standby
generation
Rewards+
Differential
service
PTB
Fixed price
Market
Tracker+
Average
billing

# 3:  TXU Customers Are More Satisfied With Our Service
Model
42
37
Customers very satisfied
1
06; Percent of customers
51
41
Leadership in innovation
1
06; Percent of customers
55
42
Environmental responsibility
1
06; Percent of customers
While 75% of incumbents’ customers are satisfied with their provider, TXU has been able to differentiate itself on service
Other
incumbent
TXU Other
incumbent
TXU Other
incumbent
TXU
1 Based on independent telephone survey of household energy decision makers (Feb 06)

0
20
40
60
80
Apr May Jun Jul Aug Sep Oct Nov Dec
Customer loyalty
1
05; Percent
# 4:  TXU Has Established Strong Brand Loyalty In Its
Incumbent Territory
TXU Energy customers in North Texas
Other major incumbent (in incumbent
territory)
TXU’s goal is to establish a superior brand throughout Texas
1 Based on TXU marketing survey

# 5: TXU Will Take Advantage Of Its Low Cost Service
Model To Attract New Customers
Net margin advantage
06; Percent
Better credit/
bad debt
practices
Lower cost
to serve
Longer
average
customer life
Attacker net
margin
0.3-0.4
0.4-0.6
0.2-0.3
1.2-1.8
Net margin
improvement
$/MWh
0.45-0.60 0.60-0.90 0.30-0.45 1.80-2.70
0.3-0.5
0.45-0.75
Price
advantage
TXU’s advantaged cost structure will allow it to profitably
attack through all likely parts of the margin cycle

18
10
Going Forward, The Texas Market Presents A Unique
Opportunity For TXU To Compete…
North Texas
Other Texas
02-03
Markets open with
sufficient margins for
all players
04-05
Rapid gas price
increases compress
margins, especially
in North Texas
06-07
Margins expected to
return to adequate
levels for incumbents
and some attackers
Incumbent point of view Attacker point of view
North Texas
Other Texas
Average net margins
02-07; Percent
North Texas
Other Texas
14
5
North Texas
Other Texas
North Texas
Other Texas
North Texas
Other Texas
Incumbent point of view
9
0
13
9
4
-7
9
4
Adequate margin range

28 30
Total residential volume
forecast at EEI
(TWh)
32 30
Total residential volume
forecast updated
(TWh)
~50 0
Net income change
($ millions)
0
06
4
10
Volume change
(TWh)
…And The Opportunity To Grow The Franchise Across
Texas Profitably
Residential retail volumes
1
06E-10E; Mixed measures
Residential retail investment
thresholds:
Non-contract customers –
100% of cash returned
within ~12 months
Contracted customers –
100% of cash returned
within 2/3 of contract period
1 Includes IT and OOT volumes

TXU Investment Thesis
Financial
Performance
Financial outlook
Long-term sources and uses of cash
Future earnings growth potential
TXU Today
Texas Retail
Market
Benefits of competition
TXU retail strategy
TXU retail value proposition
Key Risks
Gas price and heat rate exposure
Impact of churn
New Build
Strategy
New build development options
TXU structural advantages
Build economics and market impacts
Core advantaged businesses
Business objectives

To become the
leader In
clean coal
power
Utilize TXU’s
structurally
advantaged assets
for low cost/
quick entry
Expand
existing sites
through a
standardized
reference plant
Develop west Texas
“greenfield”
sites
1
3
2
TXU Is Exploring Multiple Strategies For Clean Coal Power
Expansion
Objective:
Strategies:
Limited “greenfield
sites” have required
water and
transmission
Difficult to tailor to all
existing opportunities
Limited assets
Challenges
Potential cost and
time savings
Significant potential
cost and time savings
(learning curve)
Shared infrastructure
Expedited access to
existing equipment
and resources
Advantages

Strategy 1: Both Oak Grove And Sandow 5 Leverage
Multiple Structural Advantages…
1,170 865 PV of cash flows for a “greenfield” coal plant
(1,155) (1,235) PV of capex for a “green field” coal plant
170 170 Compression of construction schedule
4
300 180
Reduced capital expense²
215 190
Operating edge³
1,100 510 TXU plant value
400 340
Access to low cost fuel¹
(370)
Sandow 5
15
Oak Grove
NPV of a “green field coal plant”
New build coal plant value: NPV
$/KW
TXU is uniquely positioned to drive significant value
creation with its announced new build program
1 Assumes Sandow 5 has an $6.20/MWh advantage, Oak Grove has an $6.50/MWh advantage
2 Assumes Sandow 5 has an $200/KW advantage, Oak Grove has an $450/KW advantage
3 Assumes TXU has a $10/KW-year O&M advantage and 5% capacity factor advantage
4 Assumes TXU reduces construction time by 12 months

…To Deliver Strong Returns Within The Next 5 Years
15 0 0
Delta net
income
85 70 15
Net income
(today)
06
70
10
70
09
15
08 07
Net income
(EEI)
Sandow 5 – 600 MW
06E-10E; $ millions
TXU is continuing to optimize both the construction time and cost to ensure the plants are on line during the visible period of high prices
Oak Grove – 1,720 MW
06E-10E; $ millions
55 200 25
Delta net
income
340 230 25
Net income
(today)
06
285
10
30
09 08 07
Net income
(EEI)
PV/I = 1.5
35% of cash returned in first
5 years (through 2010)
PV/I = 2.2
45% of cash returned in first
5 years  (through 2010)

TXU Can Potentially Leverage Strategy 1 At Other Sites
TXU is examining the viability of expansion at a number of its current sites
It appears that these sites may have $200-$500/KW advantage over the generic “greenfield” site
Gas plant repowerings
Valley
Tradinghouse
Stryker Creek
Coal plant expansions
Martin Lake
Big Brown
Monticello
Examples
Existing land and
infrastructure ($150/Kw)
Access to water, rail and
transmission ($20-
$100/KW)
Low cost, secure fuel
supply(0-$200/KW)
Existing land, equipment
and infrastructure
($200/KW)
Access to water, rail and
transmission ($100/KW)
Advantages

Strategy 2:  Standardization And Scale Can Enable Step
Changes In Performance
9.2
11.3
14.4
36%
3.0
5.3
10.0
7.6
Platform costs
96-98; $ thousands / ton
A
96
B
97
C
98
E&C time
94-97; Years/ platform
44%
94 97
Better capability: Maximum
water depth
96-05; Thousands of feet
96 05
32%
Design of the reference plant could create a “learning curve”
advantage that could be leveraged on a much larger scale
Leading deep water gulf E&P company example

35
45
55
65
75
85
0 10 20 30 40 50 60 70 80
TXU Current Expansion Sites Are Advantaged Relative To
3
rd
Party Expansion Sites And Generic Greenfield Sites
Breakeven levelized power price (10% WACC)
$/MWh
Incremental capacity
GWs
Within
environmental
air shed
•
TXU will continue to explore the ability to exploit its Strategy 1 sites
•
TXU is undertaking the R&D necessary for the reference plant strategy
TXU sites
3rd
party sites
Strategy 3
Economically
viable
Strategy 1
Strategy 2

0.0
0.2
0.4
0.6
0.8
SD OH MD KY DE SC IL LA VT ME
TXU’s New Plants Will Be Among The Cleanest Coal
Plants In The US In One Of The US’ Cleanest States
Oak Grove and Sandow 5 will operate with the best available control technology, reinforcing Texas’ proven environmental track record
Source: EPA Acid Rain database and EIA
~0.2
0.3
0.4
0.8
4.4
~0.1
0.1 0.1
0.3
1.1
Average emission rates
70-15; Lbs/MMBtu
SO
2
NO
X
US Avg
1970
US Avg
2004
Texas
2004
CAIR
2015
Oak Grove,
Sandow 5
SO
2
NO
X
SO
2
NO
X
SO
2
NO
X
SO
2
NO
X
Texas has the 6th
cleanest emissions rate
and the cleanest of all
states that use coal
National Average
Average emission rates
04; Lbs/MMBtu

0
25
50
75
100
125
150
0 10 20 30 40 50 60 70 80 90
The CCGT Build Has Provided A Large Buffer For
Significant New Coal Capacity
ERCOT generation portfolio: Average variable cost1
05-10; $/MWh
Approximately 1,800 MW a year is needed to keep up with demand growth
Natural gas is expected to stay on the margin in ERCOT for the foreseeable future
Cumulative Capacity
GW
1 Based on gas price of $8/MMBtu
2 Assumes 8,421 MW capacity brought on line
05 supply curve
10 supply curve²
05 peak
demand
10 peak
demand
Proposed new
build units
across Texas

TXU Investment Thesis
Financial
Performance
Financial outlook
Long-term sources and uses of cash
Future earnings growth potential
TXU Today
Texas Retail
Market
Benefits of competition
TXU retail strategy
TXU retail value proposition
Key Risks
Gas price and heat rate exposure
Impact of churn
New Build
Strategy
New build development options
TXU structural advantages
Build economics and market impacts
Core advantaged businesses
Business objectives

Exposure To Commodity And Heat Rate Movement In The
Near Term Is Minimal
~30
~5
~0
06E 07E 08E
EBITDA Impact Of $1/MMBtu
change in natural gas
06E-08E; $ millions
EBITDA Impact of 0.2 MMBtu/MWh
change in market heat rate¹
06E-08E; $ millions
Over the next three years, TXU has a small sensitivity
to natural gas price and heat rate changes
~60
~45
~25
06E 07E 08E
Change in
EBITDA
Percent
<1% <1% <1% <1% <1% ~1%
1 Based on NYMEX 06 natural gas price = $7.95 for remaining 9 months, 07 natural gas price = $9.48, 08 natural gas price = $9.09 as of 3/13/06
2 Includes impact of incremental volumes (~1.5 TWh) from Sandow 5 and Oak Grove
2 2

While Falling Gas Prices Have Increased Sensitivity To
Churn, It Is Still Small Relative To Overall Earnings Power
07 NYMEX natural gas price
$/MMBtu
Even under a double churn scenario with low gas prices,
earnings are impacted only by $0.20 or 3%
Annual 06-07
customer churn
Percent
0
-8
-16
8.00 9.65 11.00
EEI
assumptions
Estimated EPS impact
1
07E; $/share and % change from 07 mean EPS
1 Assumes NYMEX 07 heat rate of 7.9 and adders of 27.5%
(0.20)
-3%
(0.01)
0%
0.18
3%
(0.11)
-2%
0.00
0%
0.12
2%
(0.04)
-1%
0.01
0%
0.06
1%

TXU Investment Thesis
Financial
Performance
Financial outlook
Long-term sources and uses of cash
Future earnings growth potential
TXU Today
Texas Retail
Market
Benefits of competition
TXU retail strategy
TXU retail value proposition
Key Risks
Gas price and heat rate exposure
Impact of churn
New Build
Strategy
New build development options
TXU structural advantages
Build economics and market impacts
Core advantaged businesses
Business objectives

Execution Of TXU’s Strategy Results In A Robust Forward
Plan For TXU…
Operating cash flow
2
03-06E; $ billions
Operational EPS
1
03-06E; $/share
Free cash flow
3
03-06E; $ billions
EBITDA/Interest
1
03-06E; Ratio
Debt
4
/EBITDA
1
03-06E; Percent
135%
610%
60%
293%
03 04 05 06E
1.9-
2.0
3.1
4.2
5.1
03 04 05 06E
7.0-
7.2
4.9
4.0
3.0
03 04 05 06E
205%
1.0
0.7
03 04 05 06E 03 04 05 06E
0.79
1.41
3.33
5.50-
5.75
1.5
2.0
2.9
4.5-
4.7
1
Results are from continuing operations excluding special items and are split adjusted.
2
03 normalized operating cash flow (OCF) ($2.4B) excluding cash tax refund ($0.6B) and 02 collections; 04 normalized OCF ($1.8B) excluding special items (-$0.3B); 05 normalized OCF excludes an estimated $109 million of special items.
3
Normalized free cash flow is defined as normalized operating cash flow less capital expenditures and nuclear fuel.
4
Debt excludes transition bonds.
EBITDA
1
03-06E; $ billions
145%
03 04 05 06E
2.3
2.7
3.9
5.5 -
5.7
1.8
2.6-
2.9

…And Generates A Significant Amount of Free Cash Flow
Over The Next 5 Years…
Even after building Oak Grove and Sandow 5, TXU will generate over $7 billion of discretionary FCF to grow the business or return to shareholders
20.0
2.0
06E-10E
21 - 23
Core portfolio
capex
Cash for investment/
distribution
OCF
Sources of cash
06E-10E (indicative); $ billions
6.5
2.3
4.0
2.0
7.2
06E-10E
Uses of cash
06E-10E (indicative); $ billions
New clean coal capex
Dividends
Corp/Energy LLC debt
Electric
Delivery debt
21 - 23

…Enabling A Strategy That Will Deliver Solid Long-Term
Earnings Growth
6.95 – 7.20 10E operational EPS
5.5% - 6.0% 06E-10E annual growth rate (percent CAGR)
+/- 0.60
EPS change with +/-$1/MMBtu in 2010 natural gas¹
0.60 Performance improvements
5.50-5.75 06E operational EPS
0.80 Debt repurchases and share repurchases
1.45 New build, retail market penetration, T&D system growth
3.5% - 8.0%
(1.40)
06E-10E
06E-10E growth rate with +/- $1/MMBtu in 2010 natural gas (%)
06E-10E commodity impacts and retail churn¹
Performance Driver
Recent commodity price moves have increased the 5-year growth rate; at the same time, TXU has further reduced its 1-5 year natural gas price exposure.
TXU Estimated Long-Term Growth
06E-10E; $ per share, percent
1 Based on forward natural gas prices as of March 13, 2006

TXU: Turnaround Complete, Creating Value In The Future
1. Building a sustainable business that will be competitive over the long term
–
Driving 3-5% in annual productivity improvements
–
Designing innovative products and service to meet customer
needs
2. Executing an organic growth strategy that could expand TXU’s baseload portfolio by 25-50%
–
Leveraging structurally advantaged sites to grow net income by over $400 million by 2010
–
Creating a standard plant design and riding down the learning curve to potentially scale up the new build program
3. Delivering consistently strong financial performance
–
Industry leading free cash flow of ~$3 billion per year after dividends
–
5-year compounded annual EPS growth of approximately 6%
–
Industry leading financial flexibility with over 7X interest coverage

Appendix – Regulation G Reconciliations

Financial Definitions
Total debt less transition bonds and debt-related restricted cash. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt-related restricted cash is treated as net debt in credit reviews.
TXU uses this measure to evaluate its debt and capitalization levels.
Debt (non-GAAP)
Total debt less transition bonds and debt-related restricted cash divided by EBITDA.
Debt/EBITDA is a measure used by TXU to access credit quality.
Debt/EBITDA (non-GAAP)
Operating revenues (GAAP) less fuel and purchased power costs and delivery fees (GAAP). Contribution Margin
Cash provided by operating activities adjusted for unusual or nonrecurring items. Used by TXU predominantly as a forecasting tool to estimate cash available for capital expenditures, nuclear fuel, dividends, debt reduction and other investments.
Normalized Operating Cash
Flow
(non-GAAP)
Cash provided by operating activities, adjusted for unusual or nonrecurring items, less capital expenditures and nuclear fuel. Used by TXU predominantly as a forecasting tool to estimate cash available for dividends, debt reduction, and other investments.
Normalized Free Cash Flow
(non-GAAP)
EBITDA divided by cash interest expense is a measure used by TXU to assess credit quality. EBITDA/Interest (non-GAAP)
Income from continuing operations before interest income, interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by TXU to assess performance.
EBITDA (non-GAAP)
Interest expense and related charges less amortization of discount and reacquired debt expense plus capitalized interest. Cash interest expense is a measure used by TXU to assess credit quality.
Cash Interest Expense
(non-GAAP)
Capital expenditures. Cap ex
Definition
Measure

Financial Definitions –
cont.
Per share (diluted) income from continuing operations net of preference stock dividends, excluding special items, the adjustment in 2005 for the cost of the true-up payment on the 52.5 million share accelerated common stock repurchase (ASR) and the adjustment in 2004 for the dilution effect of the convertible senior notes, the majority of which were repurchased in the fourth quarter of 2004. TXU relies on operational earnings for evaluation of performance and believes that analysis of the business by external users is enhanced by visibility to both reported GAAP earnings and operational earnings.
Operational Earnings per
Share (non-GAAP)
Income from continuing operations net of preference stock dividends, excluding special items, the adjustment in 2005 for the cost of the true-up payment on the 52.5 million share accelerated common stock repurchase and the adjustment in 2004 for the dilution effect of the convertible senior notes, the majority of which were repurchased in the fourth quarter of 2004. TXU relies on operational earnings for evaluation of performance and believes that analysis of the business by external users is enhanced by visibility to both reported GAAP earnings and operational earnings.
Operational Earnings
(non-GAAP)
Long-term debt (including current portion), plus bank loans and commercial paper, plus long-
term debt held by subsidiary trusts, plus preferred securities of subsidiaries, including exchangeable preferred membership interests (EPMI).
Total Debt (GAAP)
Unusual charges related to the implementation of the performance improvement program and other charges, credits or gains, that are unusual or nonrecurring. The performance improvement program was implemented in phases, and the majority of charges associated with the program occurred in 2004. Special items are included in reported GAAP earnings, but are excluded from operational earnings. Special items associated with the performance program debt extinguishment losses and costs related to severance programs, asset impairments and facility closures.
Special Items (non-GAAP)
Definition
Measure

Table 1: TXU Corp. Operational Earnings Reconciliation
Twelve Months Ended December 31, 2005, 2004 and 2003
$ millions and $ per share after tax
1.41
1.29
(0.04)
0.03
-
0.13
0.04
1.41
(0.02)
(0.03)
(0.63)
(0.64)
04
887
828
(22)
-
-
81
22
849
(10)
(16)
(378)
(386)
04
3.33
(0.31)
(0.02)
0.01
1.02
2.63
0.02
-
0.02
0.10
(0.01)
2.50
05
544
-
(22)
-
-
566
22
-
58
-
(74)
560
03
0.08 8 Cum. effect of change in accounting principles
- - Effect of share dilution/rounding
- - Effect of ASR true-up
- 50 Extraordinary (gain) loss
- - Buyback premium on EPMI
0.79
-
(0.03)
0.82
0.03
(0.10)
0.81
03
1,615 Operational earnings
(150) Special items
(10) Preference stock dividends
1,775 Income from continuing operations
10 Preference stock dividends
(5) Discontinued operations
1,712 Net income (loss) available for common
05

Table 2: TXU Corp. Total Debt
Years Ended December 31, 2005, 2004 and 2003
$ millions
546 - - Long-term debt held by subsidiary trusts
12,889
38
12,412
229
-
210
04
- 358 Commercial paper
10,608 11,332 All other long-term debt, less due currently
- 440 Notes payable
759 - Preferred securities of subs
12,591
678
03
13,380 Total debt
1,250 Long-term debt due currently
Debt
05

Table 3: TXU Corp. Interest and Debt Coverage Ratios
Twelve Months Ended December 31, 2005, 2004 and 2003
$ millions unless otherwise noted
7.3
3.6
4.2
4.0
11,631
-
(1,258)
12,889
680
12
(27)
695
2,740
1,190
1,550
760
(28)
695
42
81
(1,677)
1,758
04
252 632 Income tax expense
A 2,413 2,793 Cash provided by operating activities
B (1,847) (1,018) Reconciling adjustments from cash flow statement
724 776 Depreciation and amortization
5.2
4.2
5.1
3.0
11,566
(525)
(500)
12,591
765
12
(31)
784
2,290
-
2,290
(36)
784
566
03
4.8
4.5
3.1
4.9
12,213
-
(1,167)
13,380
801
17
(18)
802
3,919
(18)
3,937
(48)
802
1,775
05
EBITDA/interest –
ratio (C/D)
Debt/EBITDA –
ratio (F/C)
Cash provided by operating activities + cash interest expense/cash interest expense–
ratio (A+D/D)
Total debt/cash flow from operating activities – ratio (E/A)
E Total debt
Interest expense and related charges
F Total debt less transition bonds and debt-related restricted cash
Debt-related restricted cash
EBITDA
Transition bonds
D Cash interest expense
Capitalized interest
Amortization of discount and reacquired debt expense
C EBITDA (excluding special items)
Special Items
Interest income
Interest expense and related charges
Income from continuing operations before taxes and extraordinary items
Ref

Table 4:  TXU Corp. Normalized Operating Cash Flow and Normalized Free
Cash Flow
Twelve Months Ended December 31, 2005, 2004 and 2003
$ millions, unless otherwise noted
710 1,043 1,798 Normalized free cash flow (FCF)
(57)
(1,047)
2,902
-
-
109
2,793
05
(44)
(721)
1,475
(337)
(601)
-
2,413
03
(87) Nuclear fuel
(912) Capital expenditures
2,042 Normalized operating cash flow
- 2002 collections in 2003
- 2003 tax refund
284 Special items
1,758
Reported cash provided by operating
activities
04